THE DLB FUND GROUP

                             DLB ENTERPRISE III FUND
                      DLB GLOBAL SMALL CAPITALIZATION FUND

                         Supplement dated March 21, 2000
                                       to
                       Prospectus dated October 29, 1999,
                 as previously supplemented on February 25, 2000

HOW THE FUNDS ARE MANAGED -- PORTFOLIO MANAGERS (PAGES 34)

         Effective March 20, 2000, Lance F. James, Executive Vice President of David L. Babson and Company Incorporated, the investment manager (the "Manager") to each series of The DLB Fund Group, including the DLB Enterprise III Fund ("Enterprise III Fund") and the DLB Global Small Capitalization Fund ("Global Small Cap Fund"), became primarily responsible for the day-to-day management of the Enterprise III Fund and the day-to-day management of the domestic portfolio of the Global Small Cap Fund, replacing Dennis Scannell as portfolio manager. Mr. James has been employed by the Manager in portfolio management since 1986. Mr. James is assisted in the day-to-day management of the Enterprise III Fund and the domestic portfolio of the Global Small Cap Fund by a team of investment professionals at the Manager.